Execution Copy
ENTERPRISE PRODUCTS PARTNERS L.P.
13,500,000 Common Units
Representing Limited Partner Interests
UNDERWRITING AGREEMENT
April 13, 2007
Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019
Ladies and Gentlemen:
     Shell US Gas & Power LLC, a Delaware limited liability company (the “Selling Unitholder”), proposes to sell 13,500,000 common units (the “Units”), each representing a limited partner interest (the “Common Units”), in Enterprise Products Partners L.P., a Delaware limited partnership (the “Partnership”), to Lehman Brothers Inc. (the “Underwriter”). Capitalized terms used but not defined herein shall have the same meanings given them in the Partnership Agreement (as defined herein).
     This is to confirm the agreement among the Selling Unitholder, the Partnership, Enterprise Products OLPGP, Inc., a Delaware corporation (the “OLPGP”), and Enterprise Products Operating L.P., a Delaware limited partnership (the “Operating Partnership” and collectively with the Partnership and the OLPGP, the “Enterprise Parties”), and the Underwriter concerning the purchase of the Units from the Selling Unitholder by the Underwriter.
     1.  Representations, Warranties and Agreements of the Enterprise Parties. Each of the Enterprise Parties represents and warrants to, and agrees with, the Underwriter that:
     (a) A registration statement on Form S-3 (File No. 333-123150) relating to the Units (i) has been prepared by the Partnership pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) is effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Partnership to the Underwriter. As used in this Agreement:
     (i) “Applicable Time” means 8:30 A.M. (New York City time) on the date of this Agreement, which the Underwriter has informed the Partnership is a time prior to the time of the first sale of the Units;
     (ii) “Base Prospectus” means the base prospectus included in the Registration Statement at the Applicable Time;

     (iii) “Effective Date” means any date as of which any part of such registration statement relating to the Units became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;
     (iv) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the Offering of the Units;
     (v) “Pricing Disclosure Package” means, as of the Applicable Time, the Base Prospectus together with (A) each Issuer Free Writing Prospectus filed by the Partnership on or before the Applicable Time, and (B) the number of Units and the public offering price for the Units, which are set forth on Schedule I hereto and will be included on the cover page of the Prospectus;
     (vi) “Prospectus” means the final prospectus relating to the Units, including the Base Prospectus and any prospectus supplement thereto relating to the Units, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and
     (vii) “Registration Statement” means, collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including the Base Prospectus or the Prospectus and all exhibits to such registration statement.
Any reference to the Registration Statement, the Base Prospectus, the Pricing Disclosure Package or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act. Any reference to any amendment or supplement to the Pricing Disclosure Package or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of the Pricing Disclosure Package or the Prospectus, as the case may be, and incorporated by reference in the Pricing Disclosure Package or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any periodic or current report of the Partnership filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of the Pricing Disclosure Package or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the Partnership’s knowledge, threatened by the Commission. The Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement.
     (b) Seasoned Issuer and Not an Ineligible Issuer. The Partnership has been since December 1, 2005 and continues to be a “seasoned issuer” (as defined in Rule 405) eligible to use Form S-3 for the offering of the Units, including not having been an “ineligible issuer” (as defined in Rule 405) at any such time or date.
     (c) Form of Documents. The Registration Statement conformed and will conform in all material respects on the Effective Date and on the Delivery Date, and any amendment to the

Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The Prospectus will conform in all material respects when filed with the Commission pursuant to Rule 424(b) to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.
     (d) Registration Statement. The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership by the Underwriter and the Selling Unitholder specifically for inclusion therein, which information is specified in Section 10(b) and Section 10(c), respectively.
     (e) Prospectus. The Prospectus will not, as of its date and on the Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership by the Underwriter and the Selling Unitholder specifically for inclusion therein, which information is specified in Section 10(b) and Section 10(c), respectively.
     (f) Documents Incorporated by Reference. The documents incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein (and in the case of documents incorporated by reference into the Pricing Disclosure Package or the Prospectus, in the light of the circumstances under which they were made) not misleading.
     (g) Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership by the Underwriter and the Selling Unitholder specifically for inclusion therein, which information is specified in Section 10(b) and Section 10(c), respectively.
     (h) Issuer Free Writing Prospectus and Pricing Disclosure Package. Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Partnership by the Underwriter and the Selling Unitholder specifically for inclusion therein, which information is specified in Section 10(b) and Section 10(c), respectively.
     (i) Each Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Partnership has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriter, except as set forth on Schedule III hereto. The Partnership has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations (it being understood that, as of the date hereof, the Partnership has not retained any Issuer Free Writing Prospectus for the three-year period required thereby). Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified.
     (j) Formation and Qualification of the Partnership Entities. Each of Enterprise Products GP, LLC, a Delaware limited liability company (the “General Partner”), the Partnership, the OLPGP, the Operating Partnership and their respective subsidiaries listed on Schedule II hereto (each, a “Partnership Entity” and collectively, the “Partnership Entities,” and the subsidiaries of the Partnership listed on Schedule II hereto, the “Subsidiaries”) has been duly formed or incorporated, as the case may be, and is validly existing in good standing under the laws of its respective jurisdiction of formation or incorporation, as the case may be, with all corporate, limited liability company or partnership, as the case may be, power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged and, in the case of the General Partner and the OLPGP, to act as general partner of the Partnership and the Operating Partnership, respectively, in each case in all material respects as described in the Registration Statement and the Prospectus. Each Partnership Entity is duly registered or qualified to do business and is in good standing as a foreign corporation, limited liability company or limited partnership, as the case may be, in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification or registration, except where the failure to so qualify or register would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Partnership Entities taken as a whole (a “Material Adverse Effect”) or subject the limited partners of the Partnership to any material liability or disability.
     (k) Ownership of General Partner. Enterprise GP Holdings L.P., a Delaware limited partnership (“EPE”), owns 100% of the issued and outstanding membership interests in the General Partner; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of the General Partner, as amended and/or restated on or prior to the date hereof (the “GP LLC Agreement”); and EPE owns such membership interests free and clear of all liens, encumbrances, security interests, equities, charges or claims other than those in favor of lenders of EPE.
     (l) Ownership of General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership with a 2.0% general partner interest in the Partnership (including the right to receive Incentive Distributions (as defined in the Partnership Agreement) (the “Incentive Distribution Rights”)); such general partner interest has been duly authorized and validly issued in accordance with the agreement of limited partnership of the Partnership, as amended and/or restated on or prior to the date hereof (the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.
     (m) Ownership of the OLPGP. The Partnership owns 100% of the issued and outstanding capital stock in the OLPGP; such capital stock has been duly authorized and validly issued in accordance with the bylaws of the OLPGP, as amended or restated on or prior to the date hereof (the “OLPGP Bylaws”), and the certificate of incorporation of the OLPGP, as amended and restated on or prior to the date hereof (the “OLPGP Certificate of Incorporation”), and is fully paid and non-assessable; and the Partnership owns such capital stock free and clear of all liens, encumbrances, security interests, equities, charges or claims.
     (n) Ownership of Operating Partnership. (i) The OLPGP is the sole general partner of the Operating Partnership with a 0.001% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the agreement of limited partnership of the Operating Partnership, as amended and/or restated on or prior to the date hereof (the “Operating Partnership Agreement”); and the OLPGP owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims; and (ii) the Partnership is the sole limited partner of the Operating Partnership with a 99.999% limited partner interest in the Operating Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Section 17-607 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) and as otherwise described in the Prospectus); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.
     (o) Capitalization. As of the date hereof and immediately prior to the issuance of Units pursuant to this Agreement, the issued and outstanding limited partner interests of the Partnership consist of 432,998,201 Common Units. All of such outstanding Common Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Section 17-607 of the Delaware LP Act and as otherwise disclosed in the Prospectus); and EPCO, Inc. (“EPCO”), Dan L. Duncan and their affiliates (including EPE) collectively beneficially own 147,007,446 Common Units free and clear of all liens, encumbrances, security interests, equities, charges or claims, other than liens in favor of lenders of EPCO and its affiliates.

     (p) Valid Issuance of the Units. The Units and the limited partner interests represented thereby have been duly authorized and validly issued by the Partnership, and are fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Section 17-607 of the Delaware LP Act and as otherwise disclosed in the Prospectus).
     (q) No Preemptive Rights, Registration Rights or Options. Except for rights pursuant to (i) the Partnership Agreement and (ii) the Unitholder Rights Agreement, dated as of September 17, 1999, by and among Tejas Energy, LLC, Tejas Midstream Enterprises, LLC, the Partnership, the Operating Partnership, Enterprise Products Company, the General Partner and EPC Partners II, Inc., as amended to date, which have been effectively complied with, satisfied or waived, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any partnership or membership interests or capital stock in the Partnership Entities, in each case pursuant to the organizational documents or any agreement or other instrument to which any Partnership Entity is a party or by which any of them may be bound. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Units or other securities of the Partnership or any of its Subsidiaries, other than registration rights pursuant to (i) the Partnership Agreement, (ii) the Registration Rights Agreement, dated as of September 17, 1999, among the Partnership and Tejas Energy, LLC, as amended to date (“the Shell Registration Rights Agreement”), and (iii) the Agreement dated as of March 4, 2005 by and among the Partnership, the Selling Unitholder and Kayne Anderson MLP Investment Company, which have been effectively complied with, satisfied or waived. Except for options granted pursuant to employee benefits plans, qualified unit option plans or other employee compensation plans and rights to purchase Common Units under the Partnership’s distribution reinvestment plan (the “DRIP”), there are no outstanding options or warrants to purchase any partnership or membership interests or capital stock in any Partnership Entity.
     (r) Authority. Each of the Enterprise Parties has all requisite right, power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder. All action required to be taken by the Enterprise Parties or any of their security holders, partners or members for (i) the due and proper authorization, execution and delivery of this Agreement and (ii) the consummation of the transactions contemplated hereby has been duly and validly taken.
     (s) Ownership of Subsidiaries. All of the outstanding shares of capital stock, partnership interests or membership interests, as the case may be, of each Subsidiary have been duly and validly authorized and issued, and are fully paid and non-assessable (except as such non-assessability may be affected by Section 17-607 of the Delaware LP Act, in the case of partnership interests, or Section 18-607 of the Delaware LLC Act, in the case of membership interests, and except as otherwise disclosed in the Prospectus). Except as described in the Prospectus, the Partnership and/or the Operating Partnership, as the case may be, directly or indirectly, owns the shares of capital stock, partnership interests or membership interests in each Subsidiary as set forth on Schedule II hereto free and clear of all liens, encumbrances (other than contractual restrictions on transfer contained in the applicable constituent documents), security interests, equities, charges, claims or restrictions upon voting or any other claim of any third party. None of the Enterprise Parties has any subsidiaries other than as set forth on Schedule II hereto that, individually or in the aggregate, would be deemed to be a “significant subsidiary” as such term is defined in Rule 405 of the Securities Act.
     (t) Authorization, Execution and Delivery of Agreement. This Agreement has been duly authorized and validly executed and delivered by each of the Enterprise Parties.
     (u) Authorization, Execution and Enforceability of Agreements. (i) The GP LLC Agreement has been duly authorized, executed and delivered by EPE and is a valid and legally binding agreement of EPE, enforceable against EPE in accordance with its terms, (ii) the Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; and (iii) the Operating Partnership Agreement has been duly authorized, executed and delivered by each of the OLPGP and the Partnership and is a valid and legally binding agreement of each of the OLPGP and the Partnership, enforceable against each of the OLPGP and the Partnership in accordance with its terms; provided that, with respect to each such agreement listed in this Section (u)(i)-(iii), the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     (v) No Conflicts. None of the (i) offering and sale by the Selling Unitholder of the Units, (ii) the execution, delivery and performance of this Agreement by the Enterprise Parties, or (iii) consummation of the transactions contemplated hereby (A) conflicts or will conflict with or constitutes or will constitute a violation of the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Partnership Entities, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them or any of their respective properties may be bound, (C) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court, arbitrator or governmental agency or body having jurisdiction over any of the Partnership Entities or any of their properties or assets, or (D) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Partnership Entities, which conflicts, breaches, violations, defaults or liens, in the case of clauses (B) or (D), would, individually or in the aggregate, have a Material Adverse Effect.
     (w) No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over the Partnership Entities or any of their respective properties is required in connection with (i) the offering and sale by the Selling Unitholder of the Units, (ii) the execution, delivery and performance of this Agreement by the Enterprise Parties or (iii) the consummation by the Enterprise Parties of the transactions contemplated by this Agreement, except for (A) such consents required under the Securities Act, the Exchange Act and state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriter and (B) such consents that have been, or prior to the Delivery Date will be, obtained.
     (x) No Default. None of the Partnership Entities is (i) in violation of its certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, or (iii) in breach, default (and no event that, with notice or lapse of time or both, would constitute such a default has occurred or is continuing) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation, in the case of clause (ii) or (iii), would, if continued, have a Material Adverse Effect, or could materially impair the ability of any of the Partnership Entities to perform their obligations under this Agreement.
     (y) Independent Registered Public Accounting Firm. Deloitte & Touche LLP, who has audited the audited financial statements contained or incorporated by reference in the Registration Statement and the Pricing Disclosure Package is an independent registered public accounting firm with respect to the Partnership and the General Partner within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).
     (z) Financial Statements. The historical financial statements (including the related notes and supporting schedule) contained or incorporated by reference in the Registration Statement and the Pricing Disclosure Package (i) comply in all material respects with the applicable requirements under the Securities Act and the Exchange Act (except that certain supporting schedules are omitted), (ii) present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods, and (iii) have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied throughout the periods involved, except to the extent disclosed therein. The other financial information of the General Partner and the Partnership and its subsidiaries, including non-GAAP financial measures, if any, contained or incorporated by reference in the Registration Statement and the Pricing Disclosure Package has been derived from the accounting records of the General Partner, the Partnership and its subsidiaries, and fairly presents the information purported to be shown thereby. Nothing has come to the attention of any of the Partnership Entities that has caused them to believe that the statistical and market-related data included in the Registration Statement and the Pricing Disclosure Package is not based on or derived from sources that are reliable and accurate in all material respects.
     (aa) No Distribution of Other Offering Materials. None of the Partnership Entities has distributed or, prior to the completion of the distribution of the Units, will distribute, any offering material in connection with the offering and sale of the Units other than the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus to which the Underwriter has consented in accordance with Section 1(i), 6(l) or 6(m) and any Issuer Free Writing Prospectus set forth on Schedule III hereto and any other materials, if any, permitted by the Securities Act, including Rule 134 of the Rules and Regulations.
     (bb) Conformity to Description of Units. The Units, when issued and delivered against payment therefor as provided herein, will conform in all material respects to the descriptions thereof contained or incorporated by reference in the Registration Statement and the Pricing Disclosure Package.
     (cc) Certain Transactions. Except as disclosed in the Registration Statement and the Pricing Disclosure Package, subsequent to the respective dates as of which such information is given in the Registration Statement and the Pricing Disclosure Package, (i) none of the Partnership Entities has incurred any liability or obligation, indirect, direct or contingent, or entered into any transactions, not in the ordinary course of business, that, individually or in the aggregate, is material to the Partnership Entities, taken as a whole, and (ii) there has not been any material change in the capitalization or material increase in the long-term debt of the Partnership Entities, or any dividend or distribution of any kind declared, paid or made by the Partnership on any class of its partnership interests.
     (dd) No Omitted Descriptions; Legal Descriptions. There are no legal or governmental proceedings pending or, to the knowledge of the Enterprise Parties, threatened or contemplated, against any of the Partnership Entities, or to which any of the Partnership Entities is a party, or to which any of their respective properties or assets is subject, that are required to be described in the Registration Statement or the Pricing Disclosure Package but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Pricing Disclosure Package or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Securities Act or the Rules and Regulations or the Exchange Act or the rules and regulations thereunder. The statements included in or incorporated by reference into the Registration Statement and the Pricing Disclosure Package under the headings “Description of Our Common Units,” “Cash Distribution Policy,” “Description of Our Partnership Agreement,” and “Material Tax Consequences,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.
     (ee) Title to Properties. Each Partnership Entity has (i) good and indefeasible title to all its interests in its properties that are material to the operations of the Partnership Entities, taken as a whole, and (ii) good and marketable title in fee simple to, or valid rights to lease or otherwise use, all items of other real and personal property which are material to the business of the Partnership Entities, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except such as (A) do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Partnership Entities, (B) could not reasonably be expected to have a Material Adverse Effect or (C) are described, and subject to the limitations contained, in the Pricing Disclosure Package.

     (ff) Rights-of-Way. Each of the Partnership Entities has such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to conduct its business in the manner described in the Pricing Disclosure Package, subject to such qualifications as may be set forth in the Pricing Disclosure Package and except for such rights-of-way the failure of which to have obtained would not have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Entities has fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that will not have a Material Adverse Effect, subject in each case to such qualification as may be set forth in the Pricing Disclosure Package; and, except as described in the Pricing Disclosure Package, none of such rights-of-way contains any restriction that is materially burdensome to the Partnership Entities, taken as a whole.
     (gg) Permits. Each of the Partnership Entities has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own or lease its properties and to conduct its business in the manner described in the Pricing Disclosure Package, subject to such qualifications as may be set forth in the Pricing Disclosure Package and except for such permits that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Entities has fulfilled and performed all its material obligations with respect to such permits in the manner described, and subject to the limitations contained in the Pricing Disclosure Package, and no event has occurred that would prevent the permits from being renewed or reissued or that allows, or after notice or lapse of time would allow, revocation or termination thereof or results or would result in any impairment of the rights of the holder of any such permit, except for such non-renewals, non-issues, revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Effect. None of the Partnership Entities has received notification of any revocation or modification of any such permit or has any reason to believe that any such permit will not be renewed in the ordinary course.
     (hh) Books and Records; Accounting Controls. The Partnership Entities (i) make and keep books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets, and (ii) maintain systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with accounting principles generally accepted in the United States of America and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (ii) Related Party Transactions. No relationship, direct or indirect, exists between or among the Partnership Entities on the one hand, and the directors, officers, partners, customers or suppliers of the General Partner and its affiliates (other than the Partnership Entities) on the other hand, which is required to be described in the Pricing Disclosure Package and which is not so described.

     (jj) Environmental Compliance. There has been no storage, generation, transportation, handling, treatment, disposal or discharge of any kind of toxic or other wastes or other hazardous substances by any of the Partnership Entities (or, to the knowledge of the Enterprise Parties, any other entity (including any predecessor) for whose acts or omissions any of the Partnership Entities is or could reasonably be expected to be liable) at, upon or from any of the property now or previously owned or leased by any of the Partnership Entities or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability that could not reasonably be expected to have, individually or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which any of the Enterprise Parties has knowledge, except for any such disposal, discharge, emission or other release of any kind which could not reasonably be expected to have, individually or in the aggregate with all such discharges and other releases, a Material Adverse Effect.
     (kk) Insurance. The Partnership Entities maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. Except as disclosed in the Pricing Disclosure Package, none of the Partnership Entities has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance; all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Delivery Date.
     (ll) Litigation. There are no legal or governmental proceedings pending to which any Partnership Entity is a party or of which any property or assets of any Partnership Entity is the subject that, individually or in the aggregate, if determined adversely to such Partnership Entity, could reasonably be expected to have a Material Adverse Effect; and to the knowledge of the Enterprise Parties, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.
     (mm) No Labor Disputes. No labor dispute with the employees that are engaged in the business of the Partnership or its subsidiaries exists or, to the knowledge of the Enterprise Parties, is imminent or threatened that is reasonably likely to result in a Material Adverse Effect.
     (nn) Intellectual Property. Each Partnership Entity owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the conduct of their respective businesses will not conflict in any material respect with, and no Partnership Entity has received any notice of any claim of conflict with, any such rights of others.

     (oo) Investment Company. None of the Partnership Entities is now, or after the sale of the Units pursuant to this Agreement will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).
     (pp) Absence of Certain Actions. No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance or sale of the Units in any jurisdiction; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to any Partnership Entity which would prevent or suspend the issuance or sale of the Units or the use of the Pricing Disclosure Package in any jurisdiction; no action, suit or proceeding is pending against or, to the knowledge of the Enterprise Parties, threatened against or affecting any Partnership Entity before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Units or in any manner draw into question the validity or enforceability of this Agreement or any action taken or to be taken pursuant hereto; and the Partnership has complied with any and all requests by any securities authority in any jurisdiction for additional information to be included in the Pricing Disclosure Package.
     (qq) Other Sales; No Stabilizing Transactions. The Partnership has not sold or issued any Common Units during the six-month period preceding the date of the Prospectus other than (i) Common Units issued pursuant to the EPCO Employee Unit Purchase Plan or any employee benefit plans, qualified options plans or other employee compensation plans and (ii) Common Units issued pursuant to the Partnership’s DRIP or pursuant to outstanding options, rights or warrants described in the Pricing Disclosure Package. None of the General Partner, the Partnership or any of their affiliates has taken, directly or indirectly, any action designed to or which has constituted or which would reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any securities of the Partnership to facilitate the sale or resale of the Units.
     (rr) Form S-3. The conditions for the use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.
     (ss) Disclosure Controls. The General Partner and the Partnership have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(f) and 15d-15(f) under the Exchange Act) which (i) are designed to ensure that material information relating to the Partnership, including its consolidated subsidiaries, is made known to the General Partner’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of the end of the period covered by the Partnership’s most recent annual report filed with the Commission; and (iii) are effective in achieving reasonable assurances that the Partnership’s desired control objectives as described in Item 9A of the Partnership’s Annual Report on Form 10-K for the period ended December 31, 2006 (the “2006 Annual Report”) have been met.
     (tt) No Deficiency in Internal Controls. Based on the evaluation of its disclosure controls and procedures conducted in connection with the preparation and filing of the 2006

Annual Report, neither the Partnership nor the General Partner is aware of (i) any significant deficiencies or material weaknesses in the design or operation of its internal controls over financial reporting that are likely to adversely affect the Partnership’s ability to record, process, summarize and report financial data; or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Partnership’s internal controls over financial reporting.
     (uu) No Changes in Internal Controls. Since the date of the most recent evaluation of the disclosure controls and procedures described in Section 1(tt) hereof, there have been no significant changes in the Partnership’s internal controls that materially affected or are reasonably likely to materially affect the Partnership’s internal controls over financial reporting.
     (vv) Sarbanes-Oxley Act. The principal executive officer and principal financial officer of the General Partner have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct. The Partnership and the General Partner are otherwise in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act that are effective.
     Any certificate signed by any officer of any Enterprise Party and delivered to the Underwriter or counsel for the Underwriter pursuant to this Agreement shall be deemed a representation and warranty by the Enterprise Parties signatory thereto, as to the matters covered thereby, to the Underwriter.
     2. Representations, Warranties and Agreements of the Selling Unitholder. The Selling Unitholder represents, warrants and agrees that:
     (a) Neither the Selling Unitholder nor any person acting on behalf of the Selling Unitholder (other than, if applicable, the Partnership and the Underwriter) has used or referred to any “free writing prospectus” (as defined in Rule 405), relating to the Units.
     (b) The Selling Unitholder has, and immediately prior to the Delivery Date, the Selling Unitholder will have, good and valid title to the Units on the Delivery Date, free and clear of all liens, encumbrances, equities or claims.
     (c) The Units to be sold by the Selling Unitholder hereunder are subject to the interest of the Underwriter, and the obligations of the Selling Unitholder hereunder shall not be terminated by any act of the Selling Unitholder, by operation of law or the occurrence of any other event.
     (d) Upon delivery of the Units to be sold by the Selling Unitholder and payment therefor pursuant hereto (i) the Underwriter shall be a “protected purchaser” of the Units within the meaning of Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriter will acquire good and valid title and a valid security entitlement in respect of the Units and (iii) no action based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Units may be asserted against the Underwriter with respect to such security entitlement.

     (e) The Selling Unitholder has all requisite right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. All action required to be taken by the Selling Unitholder or any of its members for (i) the due and proper authorization, execution and delivery of this Agreement and (ii) the consummation of the transactions contemplated hereby has been duly and validly taken.
     (f) This Agreement has been duly authorized and validly executed and delivered by the Selling Unitholder.
     (g) None of the (i) offering and sale by the Selling Unitholder of the Units, (ii) the execution, delivery and performance of this Agreement by the Selling Unitholder, or (iii) consummation of the transactions contemplated hereby (A) conflicts or will conflict with or constitutes or will constitute a violation of the certificate of formation or limited liability company agreement, or other organizational documents of the Selling Unitholder, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Unitholder is a party or by which any of them or any of their respective properties may be bound, (C) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court, arbitrator or governmental agency or body having jurisdiction over the Selling Unitholder or any of its properties or assets, or (D) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Unitholder, which conflicts, breaches, violations, defaults or liens, in the case of clauses (B), (C) or (D), would, individually or in the aggregate, have a Material Adverse Effect.
     (h) No consent, of or with any court, governmental agency or body having jurisdiction over the Selling Unitholder or any of its properties is required in connection with (i) the offering and sale by the Selling Unitholder of the Units, (ii) the execution, delivery and performance of this Agreement by the Selling Unitholder or (iii) the consummation by the Selling Unitholder of the transactions contemplated by this Agreement, except for (A) such consents required under the Securities Act, the Exchange Act and state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriter and (B) such consents that have been, or prior to the Delivery Date will be, obtained.
     (i) The Selling Unitholder is not prompted to sell the Units by any material nonpublic information concerning the Enterprise Parties.
     (j) Except as publicly disclosed and for ongoing sales in brokerage transactions consistent with recent sales described in the Selling Unitholder’s Amendments to Schedule 13D filed with the Commission, the Selling Unitholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

     (k) The information provided by the Selling Unitholder to the Enterprise Parties specifically for inclusion in the Prospectus or the Pricing Disclosure Package is true, correct and complete in all material respects.
     Any certificate signed by the Selling Unitholder and delivered to the Underwriter or counsel for the Underwriter in connection with the Offering of the Units shall be deemed a representation and warranty by the Selling Unitholder, as to matters covered thereby, to the Underwriter.
     3. Purchase of the Units.
     (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Unitholder agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Selling Unitholder, at a purchase price of $30.62 per Unit, the Units.
     (b) The Selling Unitholder shall not be obligated to deliver any of the Units to be delivered on the Delivery Date, except upon payment for all the Units to be purchased on the Delivery Date as provided herein.
     4. Offering of Units by the Underwriter. It is understood that the Underwriter proposes to offer the Units for sale to the public as set forth in the Prospectus.
     5. Delivery of and Payment for the Units. Delivery of and payment for the Units shall be made at the office of Andrews Kurth LLP, Houston, Texas, at 10:00 A.M., New York City time, on April 18, 2007 or such other date and time and place as shall be determined by agreement between the Underwriter and the Selling Unitholder (such date and time of delivery and payment for the Units being herein called the “Delivery Date”). Delivery of the Units shall be made to the Underwriter against payment by the Underwriter of the purchase price thereof to or upon the order of the Selling Unitholder by wire transfer payable in same-day funds to an account specified by the Selling Unitholder. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriter. Upon delivery, the Selling Unitholder shall register the Units in such names and in such denominations as the Underwriter shall request in writing not less than two full business days prior to the Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Units, the Selling Unitholders shall make the certificates representing the Units available for inspection by the Underwriter not later than 2:00 P.M., New York City time, on the business day prior to the Delivery Date.
     6. Further Agreements of the Enterprise Parties. Each of the Enterprise Parties covenants and agrees with the Underwriter and the Selling Unitholder:
     (a) Preparation of Prospectus and Registration Statement. (i) To prepare the Prospectus in a form approved by the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission’s close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; (ii) to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; (iii) to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriter with copies thereof; (iv) to advise the Underwriter promptly after it receives notice thereof of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.
     (b) Signed Copies of Registration Statements. To furnish promptly to the Underwriter and to counsel for the Underwriter, upon request, a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.
     (c) Exchange Act Reports. To file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units.
     (d) Copies of Documents to the Underwriter. To deliver promptly to the Underwriter such number of the following documents as the Underwriter shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) the Base Prospectus, the Prospectus and any amended or supplemented Prospectus, (iii) each Issuer Free Writing Prospectus and (iv) any document incorporated by reference in the Base Prospectus or the Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act or with a request from the Commission, to notify the Underwriter immediately thereof and to promptly prepare and, subject to Section 6(e) hereof, file with the Commission an amended Prospectus or supplement to the Prospectus which will correct such statement or omission or effect such compliance.
     (e) Filing of Amendment or Supplement. To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Partnership or the Underwriter, be required by the Securities Act or the Exchange Act or requested by the Commission. Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and not to file any such document to which the Underwriter shall reasonably object after having been given reasonable notice of the proposed filing thereof unless the Partnership is required by law to make such filing.
     (f) Reports to Security Holders. As soon as practicable after the Delivery Date, to make generally available to the Partnership’s security holders an earnings statement of the Partnership and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Partnership, Rule 158).
     (g) Copies of Reports. For a period of two years following the date hereof, to furnish to the Underwriter copies of all materials furnished by the Partnership to its security holders and all reports and financial statements furnished by the Partnership to the principal national securities exchange upon which the Units may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder, in each case to the extent that such materials, reports and financial statements are not publicly filed with the Commission.
     (h) Blue Sky Laws. Promptly to take from time to time such actions as the Underwriter may reasonably request to qualify the Units for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriter may designate and to continue such qualifications in effect for so long as required for the resale of the Units; and to arrange for the determination of the eligibility for investment of the Units under the laws of such jurisdictions as the Underwriter may reasonably request; provided that no Partnership Entity shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.
     (i) Investment Company. To take such steps as shall be necessary to ensure that no Partnership Entity shall become an “investment company” as defined in the Investment Company Act.
     (j) Issuer Free Writing Prospectuses. Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriter.
     (k) Retention of Issuer Free Writing Prospectuses. To retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof and prior to any Delivery Date, any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the Pricing Disclosure Package or the Prospectus or, when considered together with the Pricing Disclosure Package, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Underwriter and, upon its reasonable request or as required by the Rules and Regulations, to file such document and to prepare and furnish without charge to the Underwriter as many copies as it may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.
     (l) Issuer Information. The Underwriter agrees that the Underwriter, without the prior written consent of the Partnership, has not used or referred to publicly and shall not use or refer to publicly any “free writing prospectus” (as defined in Rule 405 but excluding any Issuer Free Writing Prospectus identified on Schedule III hereto and any electronic road show constituting a free writing prospectus under Rule 433) in connection with the offer and sale of the Units; provided that no such consent shall be required with respect to any free writing prospectus filed by the Partnership with the Commission prior to the use of such free writing prospectus.
     7. Further Agreements of the Selling Unitholder. The Selling Unitholder covenants and agrees with the Underwriter and the Enterprise Parties:
     (a) Interest of the Underwriter. That the Units are subject to the interest of the Underwriter and that the obligations of the Selling Unitholder hereunder shall not be terminated by any act of the Selling Unitholder, by operation of law or the occurrence of any other event.
     (b) No Free Writing Prospectus. Neither the Selling Unitholder nor any person acting on behalf of the Selling Unitholder (other than, if applicable, the Partnership and the Underwriter) shall use or refer to any “free writing prospectus” (as defined in Rule 405), relating to the Units;
     (c) Form W-9. To deliver to the Underwriter prior to the Delivery Date a properly completed and executed United States Treasury Department Form W-9.
     8. Expenses. The Partnership agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Units and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of printing and distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement, any underwriting and selling group documents and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) the filing fees incident to securing the review, if applicable, by the National Association of Securities Dealers, Inc. of the terms of sale of the Units; (f) any applicable listing or other similar fees; (g) the fees and expenses of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriter); (h) the cost of printing certificates representing the Units; (i) the costs and charges of any transfer agent or registrar; and (j) all other costs and expenses incident to the performance of the obligations of the Partnership under this Agreement; provided that, except as provided in this Section 8 and in

Section 13 hereof, the Underwriter shall pay its own costs and expenses, including the costs and expenses of its counsel, any transfer taxes on the Units which it may sell and the expenses of advertising any offering of the Units made by the Underwriter; and provided further that the obligation of the Partnership to pay for certain expenses incurred by the Selling Unitholder in connection with the Offering of the Units shall be governed by the Shell Registration Rights Agreement.
     9. Conditions of Underwriter’s Obligations. The obligations of the Underwriter hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Enterprise Parties and the Selling Unitholder contained herein, to the accuracy of the statements of the Enterprise Parties, the Selling Unitholder and the officers of the General Partner and the Selling Unitholder made in any certificates delivered pursuant hereto, to the performance by each of the Enterprise Parties and the Selling Unitholder of its obligations hereunder and to each of the following additional terms and conditions:
     (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectuses or any Issuer Free Writing Prospectuses or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with to the reasonable satisfaction of the Underwriter; and the Commission shall not have notified the Partnership of any objection to the use of the form of the Registration Statement.
     (b) The Underwriter shall not have discovered and disclosed to the Partnership on or prior to the Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of counsel for the Underwriter, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or in the documents incorporated by reference therein or is necessary to make the statements therein not misleading.
     (c) All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, execution and delivery of this Agreement, the authorization, execution and filing of the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriter, and the Partnership shall have furnished to such counsel all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.
     (d) Andrews Kurth LLP shall have furnished to the Underwriter its written opinion, as counsel for the Enterprise Parties, addressed to the Underwriter and dated the Delivery Date, in form and substance satisfactory to the Underwriter, substantially to the effect set forth in Exhibit A to this Agreement.

     (e) Richard H. Bachmann, Esq., shall have furnished to the Underwriter his written opinion, as Chief Legal Officer of the Enterprise Parties, addressed to the Underwriter and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriter, substantially to the effect set forth in Exhibit B hereto.
     (f) Richard Bohan, Esq., shall have furnished to the Underwriter his written opinion, as counsel to the Selling Unitholder, addressed to the Underwriter and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriter, substantially to the effect set forth in Exhibit C hereto.
     (g) The Underwriter shall have received from Baker Botts L.L.P., counsel for the Underwriter, such opinion or opinions, dated the Delivery Date, with respect to such matters as the Underwriter may reasonably require, and the Partnership shall have furnished to such counsel such documents and information as they may reasonably request for the purpose of enabling them to pass upon such matters.
     (h) The Underwriter shall have received from Deloitte & Touche LLP a letter or letters, in form and substance satisfactory to the Underwriter, addressed to the Underwriter and dated the date hereof (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable rules and regulations thereunder adopted by the Commission and the PCAOB, and (ii) stating that, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package and the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to Underwriter in connection with registered public offerings.
     (i) With respect to the letter or letters of Deloitte & Touche LLP referred to in the preceding paragraph and delivered to the Underwriter concurrently with the execution of this Agreement (the “initial letters”), such accounting firm shall have furnished to the Underwriter a letter (the “bring-down letter”) of Deloitte & Touche LLP, addressed to the Underwriter and dated the Delivery Date, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable rules and regulations thereunder adopted by the Commission and the PCAOB, (ii) stating that, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.
     (j) The Partnership shall have furnished to the Underwriter a certificate, dated the Delivery Date, of the chief executive officer and the chief financial officer of the General Partner stating that: (i) such officers have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package; (ii) in their opinion, (1) the Registration Statement, including the documents incorporated therein by reference, as of the most recent Effective Date,

(2) the Prospectus, including any documents incorporated by reference therein, as of the date of the Prospectus and as of the Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not include any untrue statement of a material fact and did not and do not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iii) as of the Delivery Date, the representations and warranties of the Enterprise Parties in this Agreement are true and correct; (iv) the Enterprise Parties have complied with all their agreements contained herein and satisfied all conditions on their part to be performed or satisfied hereunder on or prior to the Delivery Date; (v) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of such officer’s knowledge, are threatened; (vi) the Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; (vii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Partnership Entities, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus; and (viii) since the Effective Date, no event has occurred that is required under the Rules and Regulations or the Securities Act to be set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.
     (k) The Selling Unitholder shall have furnished to the Underwriter on the Delivery Date a certificate, dated the Delivery Date, signed by, or on behalf of, the Selling Unitholder stating that the representations, warranties and agreements of the Selling Unitholder contained herein are true and correct on and as of the Delivery Date and that the Selling Unitholder has complied with all its agreements contained herein and has satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Delivery Date.
     (l) If any event shall have occurred on or prior to the Delivery Date that requires the Partnership under Section 6(e) to prepare an amendment or supplement to the Prospectus, such amendment or supplement shall have been prepared, the Underwriter shall have been given a reasonable opportunity to comment thereon as provided in Section 6(e) hereof, and copies thereof shall have been delivered to the Underwriter reasonably in advance of the Delivery Date.
     (m) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Delivery Date, prevent the issuance or sale of the Units; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Delivery Date which would prevent the issuance or sale of the Units.
     (n) Except as described in the Pricing Disclosure Package, (i) neither the Partnership nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the capital or long-term debt of the Partnership or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, unitholders’ equity, properties, management, business or prospects of the Partnership and its subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units on the terms and in the manner contemplated in the Prospectus.
     (o) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in the Common Units shall have been suspended by the Commission or the New York Stock Exchange, (ii) trading in securities generally on the New York Stock Exchange or the American Stock Exchange shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on the New York Stock Exchange, (iii) a banking moratorium shall have been declared by federal or New York State authorities, (iv) a material disruption in commercial banking or clearance services in the United States, (v) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (vi) a calamity or crisis the effect of which on the financial markets is such as to make it, in the sole judgment of the Underwriter, impracticable or inadvisable to proceed with the offering or delivery of the Units on the terms and in the manner contemplated in the Prospectus.
     (p) The New York Stock Exchange has approved the Units for listing.
     All such opinions, certificates, letters and documents mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Underwriter and to counsel for the Underwriter.
     10. Indemnification and Contribution.
     (a) Each of the Enterprise Parties, jointly and severally, agrees to indemnify and hold harmless the Underwriter, the directors, officers, employees and agents of the Underwriter and each person who controls the Underwriter within the meaning of either the Securities Act or the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which the Underwriter, director, officer, employee or contesting person may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in: (A) the Registration Statement, the Prospectus or the Pricing Disclosure Package or in any amendment thereof or supplement thereto, or (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto; or (ii) the omission or the alleged omission to state in the Pricing Disclosure Package, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Registration Statement) or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in the case of the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus); and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Enterprise Parties will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Enterprise Parties (i) by the Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 10(b) or (ii) by the Selling Unitholder specifically for inclusion therein, which information consists solely of the information specified in Section 10(c). This indemnity agreement will be in addition to any liability which the Enterprise Parties may otherwise have.
     (b) The Underwriter agrees to indemnify and hold harmless each Enterprise Party, the directors of the General Partner, the respective officers of the General Partner who sign the Registration Statement, the Selling Unitholder and each person who controls the Enterprise Parties and the Selling Unitholder within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Partnership to the Underwriter, but only with reference to written information relating to the Underwriter and the Selling Unitholder furnished to the Partnership by the Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. The Enterprise Parties and the Selling Unitholder acknowledge that the statements set forth in the Prospectus, (i) the name of the Underwriter, (ii) in the last paragraph of the cover page regarding delivery of the Units and, (iii) under the heading “Underwriting,” (A) the sentence relating to concessions, (B) the paragraphs (including the bullet points contained therein) under the heading “Stabilization and Short Positions,” and (C) the paragraphs under the heading “Electronic Distribution” constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Pricing Disclosure Package, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectuses or in any amendment or supplement thereto.
     (c) The Selling Unitholder shall indemnify and hold harmless the Underwriter, its directors, officers and employees, and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Units), to which the Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any breach of any representation or warranty of the Selling Unitholder in this Agreement or any certificate or other agreement delivered pursuant hereto or contemplated hereby or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or the omission or the alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Registration Statement) or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in the case of the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing

Prospectus); but only with reference to statements or omissions made in reliance upon and in conformity with written information furnished to the Enterprise Parties or the Underwriter by or on behalf of the Selling Unitholder specifically for inclusion in such documents. The Enterprise Parties and the Underwriter acknowledge that (i) the information relating solely to the Selling Unitholder set forth under the heading “Selling Unitholders” in the Base Prospectus, and (ii) in the Prospectus, (A) the number of Units being sold set forth on the cover page, (B) the number of Units being offered set forth under “The Offering,” (C) the name of the Selling Unitholder, the number of Common Units beneficially owned by the Selling Unitholder prior to completion of the Offering, the number of Common Units offered by the Selling Unitholder pursuant to the Prospectus, and the number of Common Units beneficially owned by the Selling Unitholder after completion of the Offering, each as set forth under “Selling Unitholder,” and (D) the number of Units being sold set forth under “Underwriting” constitute the only information furnished in writing by or on behalf of the Selling Unitholder for inclusion in the Pricing Disclosure Package, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectuses or in any amendment or supplement thereto. The liability of the Selling Unitholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the total net proceeds from the Offering of the Units purchased under the Agreement received by the Selling Unitholder. The foregoing indemnity agreement is in addition to any liability that the Selling Unitholder may otherwise have to the Underwriter or any officer, employee or controlling person of the Underwriter.
     (d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantive rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the reasonable fees, costs and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.
     (e) In the event that the indemnity provided in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Partnership, the Selling Unitholder and the Underwriter agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, the “Losses”) to which the Partnership, the Selling Unitholder and the Underwriter may be subject in such proportion as is appropriate to reflect the relative benefits received by the Partnership and the Selling Unitholder on the one hand, and by the Underwriter on the other, from the Offering of the Units; provided, however, that in no case shall (i) the Underwriter be responsible for any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Partnership, the Selling Unitholder and the Underwriter shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Partnership and the Selling Unitholder, on the one hand, and of the Underwriter, on the other, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Relative benefits received by the Partnership and the Selling Unitholder shall be deemed to be equal to the total net proceeds from the Offering (before deducting expenses) received by the Selling Unitholder, and benefits received by the Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Partnership or the Selling Unitholder, on the one hand, or the Underwriter, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Partnership, the Selling Unitholder and the Underwriter agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person who controls the Underwriter or the Selling Unitholder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of the Underwriter or the Selling Unitholder shall have the same rights to contribution as the Underwriter or the Selling Unitholder, respectively, and each person who controls the Partnership within the meaning of either the Securities Act or the Exchange Act, each officer of the General Partner who shall have signed the Registration Statement and each director of the General Partner shall have the same rights to contribution as the Partnership, subject in each case to the applicable terms and conditions of this paragraph (e).
     11. No Fiduciary Duty. The Partnership and the Selling Unitholder hereby acknowledge that the Underwriter is acting solely as an underwriter in connection with the purchase and sale of the Units. The Partnership and the Selling Unitholder further acknowledge that the Underwriter is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s-length basis and in no event do the parties intend that the Underwriter acts or be responsible as a fiduciary to any of the Partnership Entities or the Selling Unitholder, their management, unitholders, creditors or any other person in connection with any activity that the Underwriter may undertake or have undertaken in furtherance of the purchase and sale of the Units, either before or after the date hereof. The Underwriter hereby expressly disclaims any fiduciary or similar obligations to any of the Partnership Entities and the Selling Unitholder, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Partnership hereby confirms its understanding and agreement to that effect. The Partnership, the Selling Unitholder and the Underwriter agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriter to any of the Partnership Entities or the Selling Unitholder regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Units, do not constitute advice or recommendations to any of the Partnership Entities or the Selling Unitholder. The Partnership and the Selling Unitholder hereby waive and release, to the fullest extent permitted by law, any claims that the Partnership or the Selling Unitholder may have against the Underwriter with respect to any breach or alleged breach of any fiduciary or similar duty to any of the Partnership Entities in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.
     12. Termination. The obligations of the Underwriter hereunder may be terminated by notice given to and received by the Selling Unitholder prior to delivery of and payment for the Units if, prior to that time, any of the events described in Sections 9(n) or 9(o) shall have occurred or if the Underwriter shall decline to purchase the Units for any reason permitted under this Agreement.
     13. Reimbursement of Underwriter’s Expenses. If the sale of the Units provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 9 hereof is not satisfied, because of any termination pursuant to Section 9(o)(i) hereof or because of any refusal, inability or failure on the part of any Enterprise Party or the Selling Unitholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriter, the Partnership and the Selling Unitholder will reimburse the Underwriter on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Underwriter in connection with the proposed purchase and sale of the Units.
     14. Research Analyst Independence. Each of the Enterprise Parties and the Selling Unitholder acknowledge that the Underwriter’s research analysts and research department are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that the Underwriter’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to each of the Enterprise Parties and/or the Offering that differ from the views of their respective investment banking division. Each of the Enterprise Parties and the Selling Unitholder hereby waives and releases, to the fullest extent permitted by law, any claims that the Enterprise Parties and the Selling Unitholder may have against the Underwriter with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Partnership or the Selling Unitholder by such Underwriter’s investment banking divisions. Each of the Enterprise Parties and the Selling Unitholder acknowledges that the Underwriter is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.
     15. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:
     (a) if to the Underwriter, shall be delivered or sent by mail or facsimile transmission to (i) Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: (646) 834-8133), with a copy, in the case of any notice pursuant to Section 10(d) hereof, to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, New York 10022 (Fax: (212) 520-0421);
     (b) if to the Enterprise Parties, shall be delivered or sent by mail or facsimile transmission to Enterprise Products Partners L.P., 1100 Louisiana Street, 10th Floor, Houston, Texas 77002, Attention: Chief Legal Officer (Fax: (713) 381-6570);
     (c) if to the Selling Unitholder, shall be delivered or sent by mail or facsimile transmission to Shell Oil Company, Room 4536, 910 Louisiana Street, Houston, Texas 77002, Attention: Richard Bohan, Senior Counsel; and
     (c) any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.
     16. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Selling Unitholder, the Enterprise Parties, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Section 10 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Partnership, the Operating Partnership and the Underwriter. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 16, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
     17. Survival. The respective indemnities, representations, warranties and agreements of the Enterprise Parties, the Selling Unitholder and the Underwriter contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement or any certificate delivered pursuant hereto, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them. The Underwriter acknowledges and agrees that the obligations of the Enterprise Parties hereunder are non-recourse to the General Partner.
     18. Definition of the Terms “Business Day” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading and (b) “affiliate” and “subsidiary” have their respective meanings set forth in Rule 405 of the Rules and Regulations.
     19. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     20. Jurisdiction; Venue. The parties hereby consent to (i) nonexclusive jurisdiction in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, (ii) nonexclusive personal service with respect thereto, and (iii) personal jurisdiction, service and venue in any court in which any claim arising out of or in any way relating to this Agreement is brought by any third party against the Underwriter or any indemnified party. Each of the parties (on its behalf and, to the extent permitted by applicable law, on behalf of its limited partners and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The parties agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the parties and may be enforced in any other courts to the jurisdiction of which the parties is or may be subject, by suit upon such judgment.
     21. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.
     22. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
     23. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing correctly sets forth the agreement among the Enterprise Parties, the Selling Unitholder and the Underwriter, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

ENTERPRISE PRODUCTS PARTNERS L.P.
By: Enterprise Products GP, LLC, its general partner

By:	/s/ Richard H. Bachman

Richard H. Bachmann
Executive Vice President, Chief Legal Officer and Secretary

ENTERPRISE PRODUCTS OLPGP, INC.

By:		/s/ Richard H. Bachman

Richard H. Bachmann
Executive Vice President, Chief Legal Officer and Secretary

ENTERPRISE PRODUCTS OPERATING L.P.
By:		Enterprise Products OLPGP, Inc., its general partner

	By:	/s/ Richard H. Bachman Richard H. Bachmann
Executive Vice President, Chief Legal Officer and Secretary

SHELL US GAS & POWER LLC

By:		/s/ John V. Kramer

Name: John V. Kramer
Title: Vice President — Finance & Treasurer

Accepted:
LEHMAN BROTHERS INC.

By:	/s/ William P. Beurket
Name:	William P. Beurket
Title:	Managing Director

Schedule I
Additional Pricing Disclosure Package

Number of Units:	13,500,000 Common Units

Public offering price for the Units:	$31.25 per unit
Schedule I

Schedule II
Subsidiaries of the Operating Partnership

	Jurisdiction of	Ownership Interest
Subsidiary	Formation	Percentage
DEP Holdings, LLC	Delaware	100.00%
Enterprise Gas Processing, LLC	Delaware	100.00%
Enterprise GTMGP, LLC	Delaware	100.00%
Enterprise GTM Holdings L.P.	Delaware	100.00%
Enterprise Lou-Tex Propylene Pipeline L.P.	Texas	100.00%
Enterprise Products GTM, LLC	Delaware	100.00%
Enterprise Hydrocarbons L.P.	Delaware	100.00%
Enterprise Field Services, L.L.C.	Delaware	100.00%
Enterprise Texas Pipeline L.P.	Delaware	100.00%
Mapletree, LLC	Delaware	100.00%
Mid-America Pipeline Company, LLC	Delaware	100.00%
Schedule II

Schedule III
Issuer Free Writing Prospectuses
other than those to which the Underwriter provided its consent
None.
Schedule III

EXHIBIT A
FORM OF ISSUER’S COUNSEL OPINION
     1. Each of the General Partner, the Partnership, the Operating Partnership and OLPGP is validly existing in good standing as a limited liability company, limited partnership or corporation, as applicable, under the laws of the State of Delaware with all necessary limited liability company, limited partnership or corporate, as the case may be, power and authority to own or lease its properties and conduct its businesses and, in the case of the General Partner, to act as the general partner of the Partnership and, in the case of OLPGP, to act as the general partner of the Operating Partnership, in each case in all material respects as described in the Registration Statement and the Prospectus. Each of the General Partner, the Partnership, the Operating Partnership and OLPGP is duly registered or qualified as a foreign limited liability company, limited partnership or corporation, as the case may be, for the transaction of business under the laws of the State of Texas.
     2. The General Partner is the sole general partner of the Partnership with a 2.0% general partner interest in the Partnership (including the right to receive Incentive Distributions (as defined in the Partnership Agreement)); such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel without independent investigation, other than those created by or arising under Sections 17-607 or 17-303 of the Delaware LP Act.
     3. To the knowledge of such counsel, EPE owns 100% of the issued and outstanding membership interests in the General Partner; such membership interests have been duly authorized and validly issued in accordance with the GP LLC Agreement; and EPE owns such membership interests free and clear of all liens, encumbrances, security interests, equities, charges or claims, in each case, (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming EPE as debtor is on file in the office of the Secretary of State of the State of Delaware, or (B) otherwise known to such counsel without independent investigation, other than those created by or arising under Section 18-607 of the Delaware LLC Act, and those in favor of lenders of EPE.
     4. The Partnership owns 100% of the issued and outstanding capital stock in the OLPGP; such capital stock has been duly authorized and validly issued in accordance with the OLPGP Bylaws and the OLPGP Certificate of Incorporation; and the Partnership owns such capital stock free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel without independent investigation.
     5. (i) The OLPGP is the sole general partner of the Operating Partnership with a 0.001% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement; and the OLPGP owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the OLPGP as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel without independent investigation, other than those created by or arising under Sections 17-607 or 17-303 of the Delaware LP Act; and (ii) the Partnership is the sole limited partner of the Operating Partnership with a 99.999% limited partner interest in the Operating Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-607 or 17-303 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel without independent investigation, other than those created by or arising under Sections 17-607 or 17-303 of the Delaware LP Act.
     6. (i) The GP LLC Agreement has been duly authorized, executed and delivered by EPE and is a valid and legally binding agreement of EPE, enforceable against EPE in accordance with its terms; (ii) the Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; and (iii) the Operating Partnership Agreement has been duly authorized, executed and delivered by each of the OLPGP and the Partnership and is a valid and legally binding agreement of each of the OLPGP and the Partnership, enforceable against each of the OLPGP and the Partnership in accordance with its terms; provided that, with respect to each such agreement, the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, fraudulent transfer and similar laws relating to or affecting creditors’ rights generally, (B) principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (C) public policy limitations, (D) applicable law relating to fiduciary duties, and (E) indemnification and an implied covenant of good faith and fair dealing.
     7. As of the date hereof, there were 432,998,201 issued and outstanding Common Units.
     8. The Units and the limited partner interests represented thereby have been duly authorized and validly issued by the Partnership and are fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-607 and 17-303 of the Delaware LP Act and as described in the Prospectus).
     9. Except for rights that have been effectively complied with or waived, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any partnership or membership interests or capital stock in the Enterprise Parties, in each case pursuant to the organizational documents of such entity. To such counsel’s knowledge, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Units or other securities of the Partnership, other than as have been waived, effectively complied with or satisfied.
     10. The Underwriting Agreement has been duly authorized and validly executed and delivered by each of the Enterprise Parties.
     11. None of (i) the offering and sale by the Selling Unitholder of the Units, (ii) the execution, delivery and performance of the Underwriting Agreement by the Enterprise Parties, or (iii) the consummation by the Enterprise Parties of the transactions contemplated by the Underwriting Agreement (A) constitutes or will constitute a violation of the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Enterprise Parties or (B) results or will result in any violation of the Delaware LP Act, the Delaware LLC Act, the Delaware General Corporation Law (the “DGCL”), the laws of the State of Texas or the applicable laws of the United States of America; which violations, in the case of clause (B), would, individually or in the aggregate, have a material adverse effect on the financial condition, business or results of operations of the Partnership Entities, taken as a whole or could materially impair the ability of any of the Enterprise Parties to perform its obligations under the Underwriting Agreement; provided, however, that for purposes of this paragraph, such counsel expresses no opinion with respect to federal or state securities laws or other antifraud laws.
     12. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required in connection with (i) the offering and sale by the Selling Unitholder of the Units, (ii) the execution, delivery and performance of the Underwriting Agreement by the Enterprise Parties or (iii) the consummation of the transactions contemplated by the Underwriting Agreement, except for such consents required under state securities or “Blue Sky” laws, as to which such counsel need not express any opinion. As used in this paragraph, “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory body of the State of Texas, the State of Delaware or the United States of America, pursuant to applicable laws of the State of Texas, the State of Delaware or applicable laws of the United States of America.
     13. The statements under the captions “Description of Our Common Units,” “Cash Distribution Policy” and “Description of Our Partnership Agreement” in the Prospectus, insofar as such statements purport to summarize certain provisions of documents and legal matters referred to therein, fairly summarize such provisions and legal matters in all material respects, subject to the qualifications and assumptions stated therein; and the Common Units conform in all material respects to the description set forth under “Description of Our Common Units” in the Prospectus.
     14. The statements under the caption “Material Tax Consequences” in the Base Prospectus and the Prospectus, insofar as they refer to statements of law or legal conclusions,

fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions stated therein.
     15. The opinion of Andrews Kurth LLP that is filed as Exhibit 8.1 on Form 8-K (filed with the Commission on April 16, 2007) is confirmed and the Underwriter may rely upon such opinion as if it were addressed to the Underwriter.
     16. None of the Partnership Entities is an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.
     17. Any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by such Rule.
     Such counsel shall state that they have been orally advised by the Commission that the Registration Statement was declared effective under the Securities Act on March 23, 2005; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel’s knowledge based on such oral communication with the Commission, no proceedings for that purpose have been instituted or threatened by the Commission.
     In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the General Partner and the Partnership, the independent registered public accounting firm for the General Partner and the Partnership, your counsel and your representatives, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and, although such counsel has not independently verified, is not passing upon, and do not assume any responsibility for the accuracy, completeness or fairness of, the statements contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (except as and to the extent set forth in opinions 13 and 14 above), on the basis of the foregoing (relying to a limited extent with respect to factual matters upon statements by officers and other representatives of the Partnership Entities and their subsidiaries),
     (a) such counsel confirms that, in their opinion, each of the Registration Statement, as of the latest Effective Date, the Pricing Disclosure Package, as of the Applicable Time, and the Prospectus, as of its date, appeared on its face to be appropriately responsive, in all material respects, to the requirements of the Securities Act and the Rules and Regulations (except that such counsel need not make a statement with respect to Regulation S-T) and,
     (b) no facts have come to such counsel’s attention that have led them to believe that
     (i) the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading,
     (ii) the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

     (iii) the Prospectus, as of its date and as of the Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
it being understood that such counsel expresses no statement or belief in this letter with respect to (A) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, (B) any other financial or statistical data, included or incorporated or deemed incorporated by reference in, or excluded from, the Registration Statement, the Prospectus or the Pricing Disclosure Package, and (C) representations and warranties and other statements of fact included in the exhibits to the Registration Statement or to the documents incorporated by reference in the Registration Statement.
     In rendering such opinions, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees for the Partnership Entities and of the transfer agent of the Partnership and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to the Delaware LP Act, the Delaware LLC Act, the DGCL and the laws of the State of Texas, the applicable laws of the United States of America and, with respect to the opinion set forth in paragraph 14 above, United States federal income tax law, (D) with respect to the opinion expressed in paragraph 1 above as to the due qualification or registration under the laws of the State of Texas as a foreign limited partnership, limited liability company or corporation, as the case may be, of the General Partner, the Partnership, the Operating Partnership and the OLPGP, state that such opinions are based solely on certificates of foreign qualification or registration for each such entity provided by the Secretary of State of the State of Texas, and (E) state that such counsel expresses no opinion with respect to (i) any permits to own or operate any real or personal property or (ii) state or local tax statutes to which any of the limited partners of the Partnership or any of the Enterprise Parties or the General Partner may be subject.

EXHIBIT B
FORM OF GENERAL COUNSEL’S OPINION
     1. Each of the Partnership Entities (other than the Enterprise Parties) has been duly formed or incorporated, as the case may be, and is validly existing and in good standing under the laws of its respective jurisdiction of formation with all necessary corporate, limited liability company or limited partnership, as the case may be, power and authority to own or lease its properties and conduct its business, in each case in all material respects as described in the Registration Statement and the Prospectus. Each of the Partnership Entities (other than the Enterprise Parties) is duly registered or qualified as a foreign corporation, limited partnership or limited liability company, as the case may be, for the transaction of business under the laws of each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification or registration, except where the failure to so qualify or register would not, individually or in the aggregate, have a Material Adverse Effect.
     2. All of the outstanding shares of capital stock, partnership interests or membership interests, as the case may be, of each of the Partnership Entities (other than the Enterprise Parties) have been duly and validly authorized and issued, are fully paid and non-assessable. Except as described in the Prospectus, the Operating Partnership and/or the Partnership, as the case may be, directly or indirectly, owns the shares of capital stock, partnership interests or membership interests, as applicable, in each of the Partnership Entities (other than the Enterprise Parties and the General Partner) as set forth on Schedule II, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or any other claim.
     3. Except as described in the Prospectus and for rights that have been waived, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any capital stock or partnership or membership interests or capital stock (a) in the Partnership Entities (other than the Enterprise Parties), in each case, pursuant to the organizational documents of any such entity or (b) in the Partnership Entities pursuant to any agreement or other instrument known to such counsel to which any of them is a party or by which any of them may be bound (other than the organizational documents of such entity). To such counsel’s knowledge, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by the Underwriting Agreement gives rise to any rights for or relating to the registration of any Common Units or other securities of the Partnership or any of its subsidiaries, other than as have been waived. To such counsel’s knowledge, except for options granted pursuant to employee benefits plans, qualified unit option plans or other employee compensation plans and the Partnership’s DRIP, there are no outstanding options or warrants to purchase any partnership or membership interests or capital stock in any Partnership Entity.
     4. Each of the Enterprise Parties has all requisite right, power and authority to execute and deliver the Underwriting Agreement and to perform its respective obligations thereunder. All action required to be taken by the Enterprise Parties or any of their security holders, partners or members for (i) the due and proper authorization, execution and delivery of the Underwriting Agreement and (ii) the consummation of the transactions contemplated by the Underwriting Agreement has been duly and validly taken.

     5. None of (i) the offering and sale by the Selling Unitholder of the Units, (ii) the execution, delivery and performance of the Underwriting Agreement by the Enterprise Parties, or (iii) the consummation of the transactions contemplated by the Underwriting Agreement (A) conflicts or will conflict with or constitutes or will constitute a violation of the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Partnership Entities (other than the Enterprise Parties), (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which any of the Partnership Entities is a party or by which any of them or any of their respective properties may be bound, or (C) will result, to the knowledge of such counsel, in any violation of any judgment, order, decree, injunction, rule or regulation of any court, arbitrator or governmental agency or body having jurisdiction over any of the Partnership Entities or any of their assets or properties, or (D) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Partnership Entities, which conflicts, breaches, violations, defaults or liens, in the case of clauses (B), (C) or (D), would, individually or in the aggregate, have a material adverse effect on the financial condition, business or results of operations of the Partnership Entities, taken as a whole, or could materially impair the ability of any of the Enterprise Parties to perform its obligations under the Underwriting Agreement.
     6. To the knowledge of such counsel, (a) there is no legal or governmental proceeding pending or threatened to which any of the Partnership Entities is a party or to which any of their respective properties is subject that is required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed and (b) there are no agreements, contracts or other documents to which any of the Partnership Entities is a party that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.
     In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Partnership Entities, the independent registered public accounting firm for the General Partner and the Partnership, your counsel and your representatives, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and, although such counsel has not independently verified, is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of, the statements contained or incorporated by reference in, the Registration Statement, the Pricing Disclosure Package and the Prospectus (except as and to the extent set forth in certain opinions above), on the basis of the foregoing (relying to a limited extent with respect to factual matters upon statements by officers and other representatives of the Partnership Entities and their subsidiaries), no facts have come to such counsel’s attention that have led him to believe that
     (i) the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading,

     (ii) the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or
     (iii) the Prospectus, as of its date and as of the Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
it being understood that such counsel expresses no statement or belief in this letter with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, any other financial or statistical data, included or incorporated or deemed incorporated by reference in, or excluded from, the Registration Statement or the Prospectus or the Pricing Disclosure Package, and (ii) representations and warranties and other statements of fact included in the exhibits to the Registration Statement or to the documents incorporated by reference in the Registration Statement.
     In rendering such opinion, such counsel may (A) rely on certificates of officers and representatives of the Partnership Entities and upon information obtained from public officials, (B) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof, and that the signatures on all documents examined by him are genuine, (C) state that his opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act, the DGCL and the laws of the State of Texas, and (D) state that such counsel expresses no opinion with respect to: (i) any permits to own or operate any real or personal property, (ii) the title of any of the Partnership Entities to any of their respective real or personal property, other than with regard to the opinions set forth above regarding the ownership of capital stock, partnership interests and membership interests, or with respect to the accuracy or descriptions of real or personal property or (iii) state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Entities may be subject.

EXHIBIT C
FORM OF SELLING UNITHOLDER’S OPINION
     1. The Selling Unitholder has all requisite right, power and authority to execute and deliver the Underwriting Agreement and to perform its obligations thereunder. The Selling Unitholder has all requisite power and authority to sell and deliver the Units in accordance with and upon the terms and conditions set forth in the Underwriting Agreement, the Registration Statement and the Prospectus. All action required to be taken by the Selling Unitholder or any of its members for (i) the due and proper authorization, execution and delivery of the Underwriting Agreement, (ii) the sale and delivery of the Units and (iii) the consummation of the transactions contemplated by the Underwriting Agreement has been duly and validly taken.
     2. None of (i) the offering and sale by the Selling Unitholder of the Units, (ii) the execution, delivery and performance of the Underwriting Agreement by the Selling Unitholder, or (iii) the consummation by the Selling Unitholder of the transactions contemplated by the Underwriting Agreement (A) constitutes or will constitute a violation of the certificate of formation or limited liability company agreement or other organizational documents of the Selling Unitholder, (B) results or will result in any violation of the Delaware LLC Act, the laws of the State of Texas or the applicable laws of the United States of America, (C) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Selling Unitholder is a party or by which it or any of its properties may be bound, (D) will result, to the knowledge of such counsel, in any violation of any judgment, order, decree, injunction, rule or regulation of any court, arbitrator or governmental agency or body having jurisdiction over the Selling Unitholder or any of its assets or properties, which in my experience is generally applicable to transactions of the type described in the Underwriting Agreement, or (E) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Unitholder; which violations, in the case of clauses (B), (C), (D) or (E) would, individually or in the aggregate, materially impair the ability of the Selling Unitholder to perform its obligations under the Underwriting Agreement; provided, however, that for purposes of this paragraph, such counsel expresses no opinion with respect to federal or state securities laws or other antifraud laws.
     3. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required in connection with (i) the offering and sale by the Selling Unitholder of the Units, (ii) the execution, delivery and performance of the Underwriting Agreement by the Selling Unitholder or (iii) the consummation of the transactions contemplated by the Underwriting Agreement, except for such consents required under state securities or “Blue Sky” laws, as to which such counsel expresses no opinion. As used in this paragraph, “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory body of the State of Texas, the State of Delaware or the United States of America, pursuant to applicable laws of the State of Texas, the State of Delaware or applicable laws of the United States of America.

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     4. The Underwriting Agreement has been duly authorized and validly executed and delivered by the Selling Unitholder.
     5. Immediately prior to the Delivery Date, the Selling Unitholder was the sole registered owner of the Units, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the Units under the Agreement.
     6. Upon delivery of the Units and payment therefor pursuant hereto, good and valid title to the Units, free and clear of all liens, encumbrances, equities or claims, will pass to the Underwriter.
     In rendering such opinion, such counsel may (A) rely on certificates of officers and representatives of the Partnership Entities and upon information obtained from public officials, (B) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof, and that the signatures on all documents examined by him are genuine, (C) state that his opinion is limited to federal laws, the Delaware LLC Act and the laws of the State of Texas. In addition, such counsel’s opinion may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Pricing Disclosure Package.

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